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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 13, 2000



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)

       Delaware                         001-15423                           76-0312499
(State of Incorporation)          (Commission File No.)          (I.R.S. Employer Identification No.)


   1450 Lake Robbins Drive, Suite 600
          The Woodlands, Texas                                  77038
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (281) 297-8500

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.


99.1 Certain Information that may be disclosed to prospective purchasers in a proposed private placement of senior debt securities.



ITEM 9.  REGULATION FD DISCLOSURE

         We are pursuing a $200 million private placement of senior notes (1) to repay the $100 million subordinated note to Weatherford International Inc, (2) to repay indebtedness outstanding under our existing credit facility and (3) for general working capital purposes. The notes will be sold in a private placement and resold by the initial purchasers under Rule 144A of the Securities Act of 1933 and will be made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S under the Securities Act. In connection with the offering of senior notes, we anticipate disclosing to prospective purchasers of the senior notes certain information. We have elected to provide certain of this information in this Current Report on Form 8-K as Exhibit 99.1 for informational purposes. None of the information contained in this Form 8-K or the exhibit hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

         No assurance can be made that the private placmenet of senior notes will be completed. The private placement of senior notes is presently expected to be completed at the end of the beginning of December.

         The senior notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be unlawful.

         This current report on Form 8-K together with the information attached as an exhibit hereto, includes "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on reasonable assumptions. Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results, including the timing of the offering and the proceeds anticipated therefrom, among others, could differ materially depending on factors discussed in reports filed with the Securities and Exchange Commission. In addition to the information contained in this Form 8-K, you also should refer to factors set forth in our Form 10-Qs and Registration Statement on Form 10 for factors and risks that could cause our actual results to differ from out forward-looking statements. This paragraph is included to provide safe harbor for forward-looking statements, which are not required to be publicly revised as circumstances change.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GRANT PRIDECO, INC.



Date: November 13, 2000                /s/ Philip A. Choyce
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                                       Philip A. Choyce
                                       Vice President and
                                       Associate General Counsel


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                                  Exhibit Index

99.1 Certain Information Provided to Prospective Purchasers in Proposed Private Placement of Senior Debt Securities.